UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2005

GREATER BAY BANCORP

(Exact name of registrant as specified in its charter)

California	0-25034	77-0387041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 University Avenue, 6th Floor, East Palo Alto, California	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 813-8200

NA
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) Greater Bay Bancorp (the “Company”) previously reported the appointment of Robert Kaplan to the Company’s Board of Directors. At a Board meeting held on September 1, 2005, the Board appointed Mr. Kaplan to the Asset Liability Management Committee.

Item 7.01	Regulation FD Disclosure.

The Company has updated its investor slide presentation with information as of June 30, 2005. The slide presentation is furnished (not filed) as Exhibit 99 to this Current Report on Form 8-K pursuant to Regulation FD.

Item 9.01	Financial Statements and Exhibits.

99	Slide presentation of Greater Bay Bancorp as of June 30, 2005 (furnished pursuant to Regulation FD)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER BAY BANCORP

Date: September 6, 2005	By:	/s/ JAMES S. WESTFALL
James S. Westfall
Executive Vice President and
Chief Financial Officer

Exhibit Index

99	Slide presentation of Greater Bay Bancorp as of June 30, 2005